EQ ADVISORS TRUSTSM – AXA GROWTH STRATEGY PORTFOLIO – Class IA and IB Shares

SUPPLEMENT DATED JULY 31, 2012 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2011

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2012 of the AXA Growth Strategy Portfolio (“Portfolio”) of the EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or you can view, print and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about (i) additional benchmark information; and (ii) additional risks and related information associated with the additional benchmark information for the Portfolio.

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The legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2012, as supplemented July 31, 2012; Statement of Additional Information (“SAI”), dated May 1, 2012, as supplemented May 4, 2012, May 15, 2012 and July 19, 2012; and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2011, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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On June 7, 2012, the Board of Trustees of the Trust (“Board”) approved a change of one of the Portfolio’s benchmark indexes from the Barclays U.S. Aggregate Bond Index to the Barclays Intermediate U.S. Government Bond Index. In addition, on that date, the Board approved an additional benchmark created by the Portfolio’s manager, AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), to show how the Portfolio’s performance compares with the return of a blended index that more closely reflects the returns of asset classes in which the Portfolio invests.

The section of the Prospectus entitled “AXA Growth Strategy Portfolio – Investments, Risks and Performance – Principal Investment Risks” hereby is revised to include the following additional risk:

Custom Benchmark Risk: Portions of a benchmark against which the Portfolio’s performance is measured, the Volatility Managed Index – International (“VMI-International”), the Volatility Managed Index-Mid Cap Core (“VMI-MMC”), the Volatility Managed Index-Large Cap Core (“VMI-LCC”) and the Volatility Managed Index-Small Cap Core (“VMI-SCC”), were created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that the Portfolio will outperform these benchmarks.

The section of the Prospectus entitled “AXA Growth Strategy Portfolio - Investments, Risks, and Performance – Risk/Return Bar Chart and Table - Average Annual Total Returns” hereby is deleted in its entirety and replaced with the following information:

Average Annual Total Returns
	One Year	Since Inception (April 30, 2009)
AXA Growth Strategy Portfolio – Class IA Shares	-2.64%	6.17%
AXA Growth Strategy Portfolio – Class IB Shares	-2.73%	10.23%

S&P 500 Index	5.45%	17.54%
Barclays Intermediate U.S. Government Bond Index (“BIG”)	5.01%	3.96%
25% BIG / 12% VMI-International / 12% VMI– MCC / 34% VMI–LCC / 12% VMI–SCC / 5% Bank of America Merrill Lynch 3-month Treasury Bill Index	-1.35%	n/a
Barclays U.S. Aggregate Bond Index+	7.47%	6.99%

+   Effective June 30, 2012, the Portfolio changed one of its broad-based benchmarks from the Barclays U.S. Aggregate Bond Index to the Barclays Intermediate U.S. Government Bond Index. The Portfolio changed its benchmark because the investment manager believes the new benchmark represents a better comparison against which to measure the Portfolio’s performance. Performance information for the Portfolio shown above is as of June 30, 2012.